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                                                                    Exhibit 23.1


             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 16, 1998, except as to Note 13, as to which the date is June 18, 1998, in the Registration Statement (Form S-1 No. 333-____) and related Prospectus of FileTek, Inc. for the registration of _________ shares of its common stock.


                                                           /s/ Ernst & Young LLP

Vienna, Virginia
July 1, 1998